The following table shows Ford Motor Company’s previously reported and revised results (in millions, except per share amounts):

	Automotive Sector
	Operating Segments			Reconciling Items
	North America	Europe	Rest of World (a)	Other Automotive	Special Items
						Total
For the First Nine Months Ended September 30, 2015
Income/(Loss) before income taxes - Previously Reported	$6,607	$(381)	$(204)	$(542)	$166	$5,646
Elimination of (gain)/loss amortization	579	478	2	—	—	1,059
Other - primarily asset fair value change and inventory effects	130	31	4	—	—	165
Net remeasurement gain/(loss)	—	—	—	—	—	—
Income/(Loss) before income taxes - Automotive Sector - Revised	$7,316	$128	$(198)	$(542)	$166	$6,870
Income before income taxes - Financial Services Sector						1,486
Income before income taxes						$8,356
(Provision for)/Benefit from income taxes						(2,849)
(Income)/Loss attributable to noncontrolling interests						(2)
Net income attributable to Ford Motor Company						$5,505

Diluted earnings per common share - Revised						$1.38

Memo: Diluted earnings per common share excluding special items						$1.35

For the Year Ended December 31, 2014
Income/(Loss) before income taxes - Previously Reported	$6,898	$(1,062)	$(593)	$(755)	$(1,940)	$2,548
Elimination of (gain)/loss amortization	481	411	(1)	—	—	891
Other - primarily asset fair value change and inventory effects	64	53	3	—	—	120
Net remeasurement gain/(loss) and other special items (b) (c)	—	—	—	—	(4,119)	(4,119)
Income/(Loss) before income taxes - Automotive Sector - Revised	$7,443	$(598)	$(591)	$(755)	$(6,059)	$(560)
Income before income taxes - Financial Services Sector						1,794
Income before income taxes						$1,234
(Provision for)/Benefit from income taxes						(4)
(Income)/Loss attributable to noncontrolling interests						1
Net income attributable to Ford Motor Company						$1,231

Diluted earnings per common share - Revised						$0.31

Memo: Diluted earnings per common share excluding special items						$1.34

For the Year Ended December 31, 2013
Income/(Loss) before income taxes - Previously Reported	$8,809	$(1,442)	$225	$(656)	$(1,568)	$5,368
Elimination of (gain)/loss amortization	1,054	443	2	—	—	1,499
Other - primarily asset fair value change and inventory effects	14	(26)	—	—	—	(12)
Net remeasurement gain/(loss) and other special items (c)	—	—	—	—	5,844	5,844
Income/(Loss) before income taxes - Automotive Sector - Revised	$9,877	$(1,025)	$227	$(656)	$4,276	$12,699
Income before income taxes - Financial Services Sector						1,672
Income before income taxes						$14,371
(Provision for)/Benefit from income taxes						(2,425)
(Income)/Loss attributable to noncontrolling interests						7
Net income attributable to Ford Motor Company						$11,953

Diluted earnings per common share - Revised						$2.94

Memo: Diluted earnings per common share excluding special items						$1.86
__________

(a)	Includes South America, Middle East & Africa, and Asia Pacific Automotive segments.

(b)
Included in 2014 net remeasurement gain/(loss) is a $(782) million adjustment to correct for an understatement in the year-end 2014 valuation of our U.S. pension benefit obligation previously recorded in the first quarter of 2015 and disclosed in our Quarterly Reports on Form 10-Q filed in 2015.

(c)	Other special items include the reversal of settlement expense related to recognition of unamortized gains/losses.

The following table shows the Automotive sector’s previously reported and revised results (in millions):

	Automotive Sector
	2015			2014
	September 30	June 30	March 31	December 31	September 30	June 30	March 31

North America							.
Income/(Loss) before income taxes - Previously Reported	$2,670	$2,597	$1,340	$1,548	$1,410	$2,440	$1,500
Elimination of (gain)/loss amortization	192	193	194	120	121	120	120
Other - primarily asset fair value change and inventory effects	47	48	35	(54)	6	7	105
Income/(Loss) before income taxes - Revised	$2,909	$2,838	$1,569	$1,614	$1,537	$2,567	$1,725

Europe							.
Income/(Loss) before income taxes - Previously Reported	$(182)	$(14)	$(185)	$(443)	$(439)	$14	$(194)
Elimination of (gain)/loss amortization	160	156	162	99	104	105	103
Other - primarily asset fair value change and inventory effects	31	19	(19)	47	5	5	(4)
Income/(Loss) before income taxes - Revised	$9	$161	$(42)	$(297)	$(330)	$124	$(95)

Rest of World (a)							.
Income/(Loss) before income taxes - Previously Reported	$(158)	$(39)	$(7)	$(174)	$(141)	$(113)	$(165)
Elimination of (gain)/loss amortization	—	1	1	(1)	—	—	—
Other - primarily asset fair value change and inventory effects	2	1	1	1	—	1	1
Income/(Loss) before income taxes - Revised	$(156)	$(37)	$(5)	$(174)	$(141)	$(112)	$(164)

Other Automotive							.
Income/(Loss) before income taxes - Previously Reported	$(163)	$(167)	$(212)	$(218)	$(144)	$(171)	$(222)
Elimination of (gain)/loss amortization	—	—	—	—	—	—	—
Other - primarily asset fair value change and inventory effects	—	—	—	—	—	—	—
Income/(Loss) before income taxes - Revised	$(163)	$(167)	$(212)	$(218)	$(144)	$(171)	$(222)

Special Items							.
Income/(Loss) before income taxes - Previously Reported	$166	$—	$—	$(1,177)	$(160)	$(481)	$(122)
Net remeasurement gain/(loss) and other special items (b)	—	—	—	(4,119)	—	—	—
Income/(Loss) before income taxes - Revised	$166	$—	$—	$(5,296)	$(160)	$(481)	$(122)

Total							.
Income/(Loss) before income taxes - Previously Reported	$2,333	$2,377	$936	$(464)	$526	$1,689	$797
Elimination of (gain)/loss amortization	352	350	357	218	225	225	223
Other - primarily asset fair value change and inventory effects	80	68	17	(6)	11	13	102
Special items	—	—	—	(4,119)	—	—	—
Income/(Loss) before income taxes - Revised	$2,765	$2,795	$1,310	$(4,371)	$762	$1,927	$1,122
__________

(a)	Includes South America, Middle East & Africa, and Asia Pacific Automotive segments.

(b)
Included in fourth quarter 2014 net remeasurement gain/(loss) is a $(782) million adjustment to correct for an understatement in the year-end 2014 valuation of our U.S. pension benefit obligation previously recorded in the first quarter of 2015 and disclosed in our Quarterly Reports on Form 10-Q filed in 2015. Other special items includes the reversal of settlement expense related to recognition of unamortized gains/losses.